UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2006

PACKAGING DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-49741	32-0009217
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West 43rd Street, Chicago, Illinois	60632
(Address of Principal Executive Offices)	(Zip Code)

(773) 843-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 9, 2006, pursuant to a merger agreement, dated February 24, 2006 (the “Merger Agreement”), by and among Packaging Dynamics Corporation (“Packaging Dynamics”), Thilmany, LLC (“Thilmany LLC”), and KTHP Acquisition, Inc., a wholly-owned subsidiary of Thilmany (“Newco”), Newco merged with and into Packaging Dynamics (the “Merger”). Packaging Dynamics is the surviving corporation in the Merger and, as a result, is a wholly-owned subsidiary of Thilmany, Inc., the successor entity to Thilmany LLC (“Thilmany Inc” and together with Thilmany LLC, hereinafter referred to as “Thilmany”). Pursuant to the terms of the Merger Agreement, Thilmany paid $14.00 per share in cash for each outstanding share of Packaging Dynamics common stock, par value $0.01 per share (the "Common Stock") and $14.00 less the exercise price of all outstanding stock options, in each case without interest and less any applicable withholding taxes, as of the effective time of the Merger as consideration for the Merger. Thilmany financed the Merger by entering into equity, senior secured note and senior subordinated note financing arrangements.

The foregoing description of the Merger Agreement (including the description of the consideration paid in connection with the Merger) is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Packaging Dynamics' current report filed on Form 8-K on February 27, 2006 and incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this current report is incorporated by reference herein.

Pursuant to the terms of the Merger Agreement, each share of Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by Thilmany, Packaging Dynamics, any of their direct or indirect wholly-owned subsidiaries, treasury shares and shares held by stockholders properly exercising appraisal rights under Section 262 of the General Corporation Law of the state of Delaware) was cancelled and extinguished and converted into the right to receive $14.00 in cash without interest and less any applicable withholding taxes.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 of this current report is incorporated by reference herein. The Merger and the consummation of the Merger are described more fully in Item 2.01 above.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

In connection with the Merger, effective as of June 9, 2006, the Restated Certificate of Incorporation of Packaging Dynamics was amended and restated by the

Certificate of Merger filed by Packaging Dynamics with the Secretary of State of the state of Delaware on June 9, 2006. The Second Amended and Restated Certificate of Incorporation of Packaging Dynamics is attached as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03. Packaging Dynamics' by-laws were also amended and restated effective as of June 9, 2006, are attached as Exhibit 3.2 hereto and are incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On June 9, 2006, Packaging Dynamics issued a press release announcing that it held a special meeting of its stockholders on June 9, 2006 at which Packaging Dynamics stockholders approved the Merger. Shortly thereafter, a Certificate of Merger was filed with the Delaware Secretary of State to consummate the Merger. A copy of the press release dated June 9, 2006 is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Exhibits.
(d) Exhibits

Exhibit No.	Description of Document

2.1*

Agreement and Plan of Merger, dated as of February 24, 2006, by and among Packaging Dynamics Corporation, Thilmany, LLC and KTHP Acquisition, Inc., incorporated herein by reference to Packaging Dynamics' Current Report filed on Form 8-K on February 27, 2006

3.1	Second Amended and Restated Certificate of Incorporation of Packaging Dynamics Corporation

3.2	Restated By-Laws of Packaging Dynamics Corporation

99.1	Press release dated June 9, 2006

______________________________________________________________________________________

* Document has been heretofore filed with the Commission and is incorporated by reference and made a part hereof

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING DYNAMICS CORPORATION
Dated: June 9, 2006	By:	/s/ Patrick T. Chambliss
Patrick T. Chambliss Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document

2.1*

Agreement and Plan of Merger, dated as of February 24, 2006, by and among Packaging Dynamics Corporation, Thilmany, LLC and KTHP Acquisition, Inc., incorporated herein by reference to Packaging Dynamics' Current Report filed on Form 8-K on February 27, 2006

3.1	Second Amended and Restated Certificate of Incorporation of Packaging Dynamics Corporation

3.2	Restated By-Laws of Packaging Dynamics Corporation

99.1	Press release dated June 9, 2006

______________________________________________________________________________________

* Document has been heretofore filed with the Commission and is incorporated by reference and made a part hereof